EXHIBIT 99.4
Occidental Petroleum Corporation

Second Quarter 2010 Earnings Conference Call

July 27, 2010

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Second Quarter 2010 Earnings - Highlights
Second Quarter 2010 Earnings - Highlights
• Core Results - $1.1 Billion vs. $689 Million in 2Q09
 – Core EPS $1.31 (diluted) vs. $0.85 in 2Q09.
• Net Income - $1.1 Billion vs. $682 Million in 2Q09
 – EPS $1.31 (diluted) vs. $0.84 in 2Q09.

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$1,083
$841
$83
$71
$19
$64
$1,853
Sales
Price
Sales
Volume
*Higher operating costs and CO2 expense
2Q09
2Q10
($ in millions)
Higher DD&A
Rates
Exploration
Expense
All
Others*
Second Quarter 2010 Earnings - Oil & Gas
Segment Variance Analysis - 2Q10 vs. 2Q09
• Core Results for 2Q10 of $1.853 B vs. $1.083 B in 2Q09
 – Improvement in 2010 driven mostly by higher commodity prices with additional contributions from higher volumes. Partially offsetting these gains were higher DD&A rates and higher operating expenses, partly resulting from fully expensing CO2 costs in 2010.

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      2Q10  2Q09
 Reported Segment Earnings ($ mm) $1,853 $1,083
 WTI Oil Price ($/bbl)   $78.03 $59.62

 NYMEX Gas Price ($/mcf)  $4.18  $3.83
 Oxy’s Realized Prices
  Worldwide Oil ($/bbl)  $72.13 $52.97
  US Natural Gas ($/mcf)   $4.19  $2.87
Second Quarter 2010 Earnings - Oil & Gas Segment

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Second Quarter 2010 Earnings - Oil & Gas Segment
        2Q10  2Q09
Oil and Gas Production Volumes (mboe/d)  743  717
 – Year-over-year increase of over 3.5%.
• 2Q10 production was lower than our guidance due primarily to shortfalls in
 California and adjustments resulting from the mechanics of PSCs in the
 Middle East. Our production in California continues to be affected by the gas plants' and related infrastructures' inability to process all gas that could be produced.
• Year-over-year production was negatively impacted by 29 mboe/d in MENA,
 Long Beach and Colombia, as a result of higher oil prices affecting our PSC and similar contracts.
• 2Q10 includes volumes in Bahrain of 3,000 bbls of oil and 161 mmcf of gas and 16 mboe of higher volumes in the Mukhaizna field of Oman. Our domestic operations added 11 mboe. Volume gains in the Kern County discovery area were moderated by production declines in Elk Hills, which were caused by gas gathering and processing issues.

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Second Quarter 2010 Earnings - Oil & Gas
Segment - Cash Production Costs and Taxes
Second Quarter 2010 Earnings - Oil & Gas
Segment - Cash Production Costs and Taxes
• Oil and gas cash production costs, excluding production
 and property taxes, were $9.90 per boe for 1H10.

 – 2Q10 per boe production costs were slightly lower than this figure.
 – Full-year 2009 costs were $9.37 a boe.
 – The increase reflects $0.30 per boe higher CO2 costs, due to our decision to expense 100% of injected CO2 beginning in 2010, and higher field support operations and maintenance costs.
• Taxes - other than on income were $1.80 per boe for the
 first six months of 2010 compared to $1.60 per barrel for
 all of 2009. These costs, which are sensitive to product
 prices, reflect the effect of higher crude oil and gas prices in 2010.
• Exploration expense was $73 million in 2Q10.

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$115
$8
$151
$125
$25
$108
Sales
Price
Sales
Volume / Mix
*Higher feedstock costs
2Q10
2Q10
($ in millions)
Operations /
Manufacturing *
All
Others
Second Quarter 2010 Earnings - Chemical
Segment Variance Analysis - 2Q10 vs. 2Q09
• Core Results for 2Q10 of $108 mm vs. $115 mm in 2Q09
 – Results reflect improvement from the first quarter 2010 in margins and volumes across most product lines.

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$63
$16
$7
$6
$13
Marketing and
Trading
Gas
Processing
2Q09
2Q10
($ in millions)
All Others
Pipelines
$14
Power
Generation
$81
Second Quarter 2010 Earnings - Midstream
Segment Variance Analysis - 2Q10 vs. 2Q09
• Core Results for 2Q10 of $13 mm vs. $63 mm in 2Q09
 – The decrease in earnings was mainly due to a pre-tax $104 million ($0.07 after-tax per diluted share) loss at Phibro, the bulk of which resulted from marking its quarter-end open positions to market. This was partially offset by higher margins in the marketing, gas processing and pipeline businesses.

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Second Quarter 2010 Earnings -
Six Months Results & Capital Spending
Second Quarter 2010 Earnings -
Six Months Results & Capital Spending
      YTD2010 YTD2009
• Net Income ($ mm)  $2,127 $1,050
• EPS (diluted)    $2.61  $1.29
• Capital spending for 2Q10 was about $865 million and
 $1.7 billion for 1H10.
 – Year to-date capital expenditures by segment were 81% in Oil and Gas,
 13% in Midstream with the remainder in Chemicals.
 – Our total year capital is expected to be about $4.5 billion.
 – The capital spending rate will increase in the second half of the year largely resulting from Iraq, Bahrain and California.

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$5,500
$300
$540
$760
$2,300
Available
Cash
Capex
Debt
Reduction
Dividends
Acquisitions
& Foreign
Contracts
Ending Cash
Balance
6/30/10
Cash
Flow From
Operations
$4,300
($ in millions)
Beginning
Cash
$1,200
12/31/09
$1,700
Other
$100
 –  Free Cash Flow for 1H10 after capex and dividends but before acquisition activity and debt retirements was about $2.1 billion.
Second Quarter 2010 Earnings -
Cash Flow 2010 YTD

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Second Quarter 2010 Earnings -
Shares Outstanding and Debt
 Shares Outstanding (mm) YTD10 6/30/10
 Weighted Average Basic  812.3
 Weighted Average Diluted  813.7

 Basic Shares Outstanding    812.8
 Diluted Shares Outstanding   814.2
      6/30/10 12/31/09

 Debt/Capital   8%  9%

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Second Quarter 2010 Earnings -
Oil and Gas Production - 3Q10 Outlook
• We expect oil and gas production and sales volumes to
 be in the range of 750 to 760 mboe/d at about current oil
 prices.
• Volume increases in 3Q10 are expected to come from
 California, Oman's Mukhaizna field and Dolphin.

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Second Quarter 2010 Earnings - 3Q10 Outlook
• Commodity Price Sensitivity - Earnings
 – At current market prices, a $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings before income taxes by about
 $37 mm;
 – A swing of $0.50 per mm BTU in domestic gas prices has a $30 mm impact on quarterly pretax income; the current NYMEX gas price is around $4.80 p/mcf.
• We expect 3Q10 exploration expense to be about $90
 mm for seismic and drilling for our exploration
 programs.

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Second Quarter 2010 Earnings - 3Q10 Outlook
Second Quarter 2010 Earnings - 3Q10 Outlook
• For the Chemical segment:
 – Modest volume and margin improvement is expected over 2Q10 levels for chlor-alkali and vinyl products.
 – The Chemical segment is expected to provide earnings for 3Q10 of about $125 million.
 – While the domestic market continues to be lackluster, export volumes are up about 13% compared to 2009.
 – Chlorine exports are averaging about 42% of total production.
• We successfully renegotiated and extended our
 hydrocarbon concessions in the Santa Cruz province of
 Argentina, increasing our oil and gas proved reserves
 from 129 mm to 202 mm barrels.
 – The current quarter DD&A expense reflects the resulting
 decrease in the DD&A rate.

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Second Quarter 2010 Earnings -
Acquisitions - 3Q10 Outlook
Second Quarter 2010 Earnings -
Acquisitions - 3Q10 Outlook
• We have recently negotiated a number of asset
 acquisitions in the Oil and Gas business that in
 aggregate would be about $1.5 billion.

 – These expected acquisitions are mainly from private individuals largely in the gassier parts of the Permian basin where there have been several much more expensive deals announced.
 – When the acquisitions are concluded they will add to production mostly in the Midcontinent Gas business unit, which includes these parts of the Permian basin.
 – Virtually all of the improvement in the production rate will be in subsequent years.
• We expect our combined worldwide tax rate in the third quarter of
 2010 to be about 42 percent.

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Second Quarter 2010 Earnings - California Update
Second Quarter 2010 Earnings - California Update
• Conventional Drilling Opportunities:
 – During 1H10, we drilled 6 conventional exploration and extension wells in California.
 – Of these, 5 were outside of the Kern County Discovery area.
 – Two of these new wells are currently being tested.
 – In 2H10, we are planning to drill 2 conventional exploration wells in the Kern County Discovery area and one exploration well
 outside this area.
 – In addition, we have drilled 10 conventional exploitation wells in the Kern County Discovery area in 1H10 and plan to drill 23 more during 2H10.

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Second Quarter 2010 Earnings - California Update
Second Quarter 2010 Earnings - California Update
• Unconventional Drilling Opportunities:
 – We also drilled 7 unconventional exploration wells in 1H10, of which 2 were successful and 2 are being tested.
 – We plan to drill 15 additional unconventional exploration wells during 2H10.
 – We have also drilled 10 unconventional exploitation wells in
 California in 1H10, with 25 more expected to be drilled during
 2H10.

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